EXHIBIT 10.1
DIGENE CORPORATION
AMENDED AND RESTATED OMNIBUS PLAN
ARTICLE 1
PURPOSE; EFFECTIVE DATE; DEFINITIONS
     1.1 Purpose. This Digene Corporation Omnibus Plan (the “Plan”) is intended to secure for Digene Corporation (the “Company”) and its stockholders the benefits of the incentive inherent in common stock ownership by the employees of the Company and its subsidiaries and directors of the Company who are largely responsible for the Company’s future growth and continued financial success and to afford such persons the opportunity to obtain or increase their proprietary interest in the Company on a favorable basis and thereby have an opportunity to share in its success.
     1.2 Effective Date. Subject to the approval of the Board and to ratification by the Company’s stockholders as provided in Section 7.9, this Plan shall be effective on and after March 26, 1996.
     1.3 Definitions. Throughout this Plan, the following terms shall have the meanings indicated:
          (a) “Agreement” shall mean an Option Agreement, Restricted Stock Agreement, Unrestricted Stock Agreement or SAR Agreement.
          (b) “Benefits” shall mean any one or more of the following awards that may be granted under this Plan:
               (i) Options (including ISOs and NQSOs);
               (ii) Stock Appreciation Rights;
               (iii) Restricted Stock; or
               (iv) Unrestricted Stock.
          (c) “Board” shall mean the Board of Directors of the Company.
          (d) “Change of Control” shall mean (a) the reorganization, consolidation or merger of the Company or any of its subsidiaries holding or controlling a majority of the assets relating to the business of the Company, with or into any third party (other than a subsidiary); (b) the assignment, sale, transfer, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole; or (c) the acquisition by any third party or group of third parties acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended) of shares of voting stock of the Company, the result of which in the case of any transaction described in clauses (a), (b) and (c) above is that immediately after the transaction the stockholders of the Company immediately before the transaction, other than the acquiror, own less than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the surviving or resulting corporation in a transaction specified in clause (a) above, the acquiror in a transaction specified in clause (b) above, or the Company or the acquiror in a transaction specified in clause (c) above.
          (e) “Code” shall mean the Internal Revenue Code of 1986, as amended, any successor revenue laws of the United States, and the rules and regulations promulgated thereunder.
          (f) “Committee” shall mean any committee of the Board designated by the Board to administer this Plan.
          (g) “Common Stock” shall mean the common stock, par value $.01 per share, of the Company.
          (h) “Company” shall mean Digene Corporation, a Delaware corporation.
          (i) “Employee” shall mean any person engaged or proposed to be engaged as an officer or employee of the Company or one of its subsidiaries.
          (j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
          (k) “Fair Market Value” shall mean with respect to the Common Stock on any day, (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading, or (ii) if not so reported, the closing sales price on the immediately preceding business day of a share of Common Stock as published in the NASDAQ National Market Issues report in the Eastern Edition of The Wall Street Journal, or (iii) if not so reported, the average of the closing bid and asked prices on the immediately preceding business day as reported on the NASDAQ National Market System, or (iv) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market Value of a share of Common Stock shall be determined by the Committee in good faith. The market value of an Option granted under the Plan on any day shall be the market value of the underlying Stock, determined as aforesaid, less the exercise price of the Option. A “business day” is any day, other than Saturday or Sunday, on which the relevant market is open for trading.
          (l) “ISO” shall mean an Option that qualifies as an incentive stock option under Code Section 422. No Option that is intended to be an ISO shall be invalid under this Plan for failure to qualify as an ISO.

          (m) “NQSO” shall mean a nonqualified stock option which is an Option that does not qualify as an incentive stock option under Code Section 422.
          (n) “Non-Employee Director” shall mean a member of the Board who is not an Employee.
          (o) “Option” shall mean an option to purchase shares of Common Stock granted by the Committee. An Option may be either an ISO or a NQSO, but only an Employee who is actually employed by the Company may be granted an ISO.
          (p) “Option Agreement” shall mean the certificate evidencing an Option grant.
          (q) “Option Shares” shall mean the shares of Common Stock purchased upon exercise of an Option.
          (r) “Plan” shall mean this Digene Corporation Omnibus Plan, as the same may be amended from time to time.
          (s) “Restricted Stock” shall mean Common Stock granted under Article VI of this Plan, subject to such restrictions as the Committee may determine, as evidenced in a Restricted Stock Agreement. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the Restricted Stock Agreement, they become transferable and free of substantial risk of forfeiture.
          (t) “Restricted Stock Agreement” shall mean the certificate evidencing the grant of Restricted Stock to an Employee pursuant to this Plan.
          (u) “Restriction Period” shall mean the time period during which Restricted Stock is subject to the restrictions set forth in a Restricted Stock Agreement.
          (v) “SAR Agreement” shall mean the certificate evidencing the grant of a Stock Appreciation Right to an Employee pursuant to this Plan.
          (w) “Stock Appreciation Right” or “SAR” shall mean the right to receive cash or Common Stock, granted pursuant to Article V of this Plan and a SAR Agreement.
          (x) “10% Stockholder” shall mean an individual owning (directly or by attribution as provided in Code Section 424(d)) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.
          (y) “Unrestricted Stock” shall mean Common Stock granted under Article VI of this Plan that is not Restricted Stock.
          (z) “Unrestricted Stock Agreement” shall mean the certificate evidencing the grant of Unrestricted Stock to an Employee pursuant to this Plan.

ARTICLE II
ADMINISTRATION
     2.1 Committee Administration. This Plan and the Benefits awarded hereunder shall be interpreted, construed and administered by the Committee in its sole discretion. An Employee or Non-Employee Director eligible for Benefits under the Plan may appeal to the Committee in writing any decision or action of the Committee with respect to the Plan that adversely affects the Employee or Non-Employee Director. Upon review of such appeal and in any other case where the Committee has acted with respect to the Plan, the interpretation and construction by the Committee of any provisions of this Plan or of any Benefit shall be conclusive and binding on all parties.
     2.2 Committee Composition. The Committee shall consist of not less than two persons who shall be members of the Board and shall be subject to such terms and conditions as the Board may prescribe. Each Committee member shall be a “disinterested person” within the meaning of Rule 16b-3 promulgated under the Exchange Act. Once designated, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused and remove all members of the Committee.
     A majority of the entire Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In addition, any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to the provisions of this Plan and the Company’s bylaws, and to any terms and conditions prescribed by the Board, the Committee may make such additional rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall hold meetings at such times and places as it may determine.
     2.3 Committee Powers. The Committee shall have authority to award Restricted Stock and Unrestricted Stock and to grant Options and SARs pursuant to an Agreement providing for such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms shall include, without limitation, as applicable, the number of shares, the Option price, the medium and time of payment, the term of each award and any vesting requirements and may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of Restricted Stock. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised or the time at which Restricted Stock may become transferable or nonforfeitable. In addition, the Committee shall have complete discretionary authority to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. All expenses of administering this Plan shall be borne by the Company.

     2.4 Limitation on Receipt of Benefits by Committee Members. No person while a member of the Committee shall be eligible to receive any Benefits under this Plan other than Options granted pursuant to Section 4.2, but a member of the Committee may exercise Options (but not Stock Appreciation Rights) granted prior to his or her becoming a member of the Committee.
     2.5 Good Faith Determinations. No member of the Committee or other member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Benefit granted hereunder.
ARTICLE III
ELIGIBILITY; TYPES OF BENEFITS; SHARES SUBJECT TO PLAN
     3.1 Eligibility. The Committee shall from time to time determine and designate the Employees of the Company to receive Benefits under this Plan and the number of Options, Stock Appreciation Rights and shares of Restricted Stock and Unrestricted Stock to be awarded to each such Employee or the formula or other basis on which such Benefits shall be awarded to Employees. In making any such award, the Committee may take into account the nature of services rendered by an Employee, commissions or other compensation earned by the Employee, the capacity of the Employee to contribute to the success of the Company and other factors that the Committee may consider relevant.
     3.2 Types of Benefits. Benefits under this Plan may be granted in any one or any combination of (a) Options, (b) Stock Appreciation Rights, (c) Restricted Stock and (d) Unrestricted Stock, as described in this Plan. The Committee may (x) give Employees a choice between two or more Benefits or combinations of Benefits, (y) award Benefits in tandem so that acceptance of or exercise of one Benefit cancels the right of an Employee to another and (z) award Benefits in any combination or combinations and subject to any condition or conditions consistent with the terms of this Plan that the Committee in its sole discretion may consider appropriate.
     3.3 Shares Subject to this Plan. Subject to the provisions of Section 4.1(e) (relating to adjustment for changes in Common Stock), the maximum number of shares that may be issued under this Plan shall not exceed in the aggregate two million shares of Common Stock. Such shares may be authorized and unissued shares or authorized and issued shares that have been reacquired by the Company. If any Options granted under this Plan shall for any reason terminate or expire or be surrendered without having been exercised in full, then the shares not purchased under such Options shall be available again for grant hereunder. Anything in this Plan to the contrary notwithstanding, in no event shall any Employee receive in any calendar year Benefits under this Plan involving more than 500,000 shares of Common Stock (subject to adjustment as provided in Section 4.1(e)).
     3.4 $100,000 Limitation. Except as provided elsewhere in this Section, the Committee shall not grant an ISO to, or modify the exercise provisions of an outstanding ISO for, any person who, at the time of grant or modification, as applicable, would thereby hold ISOs issued by the Company if the aggregate Fair Market Value (determined as of the respective dates of grant and modification of each Option) of the Option Shares underlying such ISOs as are exercisable for the first time during any calendar year would exceed $100,000 (or such other limitation as may be prescribed by the Code from time to time). The foregoing restriction on modification of outstanding ISOs shall not preclude the Committee from modifying an outstanding ISO if, as a result of such modification and with the consent of the holder, such Option no longer constitutes an ISO. Furthermore, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section is exceeded, then the ISO, the granting or modification of which resulted in exceeding such limitation, shall be treated as an ISO up to the limitation, and the excess shall be treated as a NQSO.
     3.5 Changes. In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a merger, reorganization, consolidation, recapitalization, stock dividend, stock split or subdivision, such automatic substitution or adjustment shall be made in the maximum aggregate number of shares which may be issued under this Plan, the maximum number of shares with respect to which Benefits may be granted to any individual during any year, the number and exercise price of shares subject to outstanding Options, and the number of shares subject to other outstanding Benefits, as the Committee determines shall cause an equitable adjustment under this Plan, in proportion to the effect of such change to the Common Stock generally; provided that the number of shares subject to any Benefit shall be rounded down to the nearest whole number so that the number of shares subject to any Benefit shall always be a whole number. In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Plan.
ARTICLE IV
STOCK OPTIONS
     4.1 Grant; Terms and Conditions. The Committee, in its discretion, may from time to time grant ISOs or NQSOs, or both, to any Employee eligible to receive Benefits under this Plan. Each Employee who is granted an Option shall receive an Option Agreement from the Company in a form specified by the Committee and containing such provisions, consistent with this Plan, as the Committee, in its sole discretion, shall determine at the time the Option is granted.
          (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which it pertains.
          (b) Option Price. Each Option Agreement shall state the Option exercise price, which, in the case of an Option intended to be an ISO, shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of grant of the Option. In the case of an ISO granted to a 10% Stockholder, the Option exercise price shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant of the Option. The date of the grant of an Option shall be the date specified by the Committee in its grant of the Option. The price at which each share of Common Stock covered by an NQSO granted under the Plan may be purchased shall be the price determined by the Committee, in its absolute discretion, to be suitable to attain the purposes of this Plan.

          (c) Medium and Time of Payment. Upon the exercise of an Option, the Option exercise price shall be payable in United States dollars, in cash (including by check) or (unless the Committee otherwise prescribes) in shares of Common Stock owned by the optionee (but not with Restricted Stock prior to the expiration of the Restriction Period), in NQSOs granted to the optionee under the Plan which are then exercisable (provided that the purchase price of Common Stock under an ISO may not be paid in NQSOs), or in a combination of cash, Common Stock and NQSOs. If all or any portion of the Option exercise price is paid in Common Stock owned by the optionee, then that stock shall be valued at its Fair Market Value as of the date the Option is exercised. If all or any portion of the Option exercise price is paid in NQSOs granted to the optionee under the Plan, then such NQSOs shall be valued at their Fair Market Value as of the date the Option is exercised. For the purpose of assisting an optionee to exercise an Option, the Company may, in the discretion of the Board, make loans to the optionee or guarantee loans made by third parties to the optionee, in either case on such terms and conditions as the Board may authorize.
          (d) Term and Exercise of Options. The term of each Option shall be determined by the Committee at the time the Option is granted; provided that the term of an Option shall in no event be more than ten years from the date of grant or, in the case of an ISO granted to a 10% Stockholder, more than five years from the date of grant. Not less than one hundred shares may be purchased at any one time unless the number purchased is the total number at the time purchasable under the Option. During the lifetime of an optionee, the Option shall be exercisable only by him or her and shall not be assignable or transferable by him or her and no person shall acquire any rights therein. Following an optionee’s death, the Option may be exercised (to the extent permitted under the Plan) by the person designated by the optionee as a beneficiary in a written notification delivered to the Committee prior to the optionee’s death, or if there is no such written designation, by the executor or administrator of the optionee’s estate or by the person or persons to whom such rights pass by will or by the laws of descent and distribution.
          (e) Recapitalization; Reorganization. Subject to any action that may be required on the part of the stockholders of the Company, if the Company is the surviving corporation in any merger, consolidation, sale, transfer, acquisition, tender offer or exchange offer which does not result in a Change of Control, then each outstanding Option and Stock Appreciation Right shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock subject to the Option or to which the Stock Appreciation Right relates would have been entitled to receive in such transaction.
          If the Company is the surviving corporation in any merger, consolidation, sale, transfer, acquisition, tender offer or exchange offer which results in a Change of Control, each optionee shall, in such event, have the right immediately prior to such transaction to exercise his or her Option or Stock Appreciation Right in whole or in part without regard to any installment provision contained in his or her Agreement, but if a Stock Appreciation Right has been granted in connection with an Option then neither the Option nor the Stock Appreciation Right shall be exercisable within six months after their grant except in the event of death or disability of the optionee; provided, however, that the exercisability of any Option or Stock Appreciation Right shall not be accelerated if, in the opinion of the Board, such acceleration would prevent pooling of interests accounting treatment for the Change of Control transaction and such accounting treatment is desired by the parties to such transaction. Any Option or Stock Appreciation Right not exercised immediately prior to such transaction shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock subject to the Option or to which the Stock Appreciation Right relates would have been entitled to receive in the transaction. This paragraph shall apply to any outstanding Options which are ISOs to the extent permitted by Code Section 422(d), and such outstanding ISOs in excess thereof shall, immediately upon the occurrence of such a transaction, be treated for all purposes of the Plan as NQSOs and shall be immediately exercisable as such as provided in such paragraph.
          A merger, consolidation, sale, transfer, acquisition, tender offer or exchange offer in which the Company is not the surviving corporation, other than such a transaction effected for the purpose of changing the Company’s domicile, shall cause each holder of an outstanding Option and Stock Appreciation Right to have the right immediately prior to such transaction to exercise his or her Option or Stock Appreciation Right in whole or in part without regard to any installment provision contained in his or her Agreement, but if a Stock Appreciation Right has been granted in connection with an Option then neither the Option nor the Stock Appreciation Right shall be exercisable within six months after their grant except in the event of death or disability of the optionee. Any Option or Stock Appreciation Right not exercised immediately prior to such transaction shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock subject to the Option or to which the Stock Appreciation Right relates would have been entitled to receive in the transaction. This paragraph shall apply to any outstanding Options which are ISOs to the extent permitted by Code Section 422(d), and such outstanding ISOs in excess thereof shall, immediately upon the occurrence of such a transaction, be treated for all purposes of the Plan as NQSOs and shall be immediately exercisable as such as provided in such paragraph.
          A dissolution or liquidation of the Company shall cause each outstanding Option and Stock Appreciation Right to terminate, provided that each holder shall, in such event, have the right immediately prior to such dissolution or liquidation to exercise his or her Option or Stock Appreciation Right in whole or in part without regard to any installment provision contained in his or her Agreement, but if a Stock Appreciation Right has been granted in connection with an Option then neither the Option nor the Stock Appreciation Right shall be exercisable within six months after their grant except in the event of death or disability of the optionee.
          Notwithstanding the foregoing, in no event shall any Option be exercisable after the date of termination of the exercise period of such Option.
          In the case of a merger, consolidation, sale, transfer, acquisition, tender offer or exchange offer effected for the purpose of changing the Company’s domicile, each outstanding Option and Stock Appreciation Right shall continue in effect in accordance with its terms and shall apply or relate to the same number of shares of common stock of such surviving corporation as the number of shares of Common Stock to which it applied or related immediately prior to such transaction, adjusted for any increase or decrease in the number of outstanding shares of common stock of the surviving corporation effected without receipt of consideration.
          In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Plan.
          The foregoing adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.
          Except as expressly provided in this subsection, the holder of an Option or Stock Appreciation Right shall have no rights by reason of (i) any subdivision or consolidation of shares of any class, (ii) any stock dividend, (iii) any other increase or decrease in the number of shares of stock of any class, (iv) any dissolution, liquidation, merger or consolidation or spin-off, split-off or split-up of assets of the Company or stock of another corporation or (v) any issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class. Moreover, except as expressly provided in this subsection, the occurrence of one or more of such events shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option or the number of shares that relate to a Stock Appreciation Right.
          The grant of an Option or Stock Appreciation Right pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, sell or otherwise transfer all or any part of its business or assets.
          The provisions of this Section 4.1(e) shall be limited in respect of ISOs to the extent necessary to comply with the applicable provisions of Code Section 424(a).
          (f) Rights as a Stockholder. Subject to Section 7.10 of this Plan regarding uncertificated shares, an optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by his or her Option until the date of the issuance of a stock certificate to him or her for those shares upon payment of the exercise price. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in subsection 4.1(e).
          (g) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of this Plan, the Committee may modify, extend or renew outstanding Options granted under this Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). No modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

          (h) Exercisability and Term of Options. Unless earlier terminated, Options granted pursuant to this Plan shall be exercisable at any time on or after the dates of exercisability and before the expiration date set forth in the Option Agreement. Notwithstanding the foregoing, an Option shall terminate and may not be exercised if the Employee to whom it is granted ceases to be employed by the Company, except that: (1) unless the Committee shall determine that the Employee’s employment was terminated for conduct that in the judgment of the Committee involves dishonesty or action by the Employee that is detrimental to the best interest of the Company, the Employee may at any time within three months after termination of his or her employment exercise his or her Option but only to the extent the Option was exercisable by him or her on the date of termination of employment; (2) if such Employee’s employment terminates on account of total and permanent disability, then the Employee may at any time within one year after termination of his or her employment exercise his or her Option but only to the extent that the Option was exercisable on the date of termination of employment; and (3) if such Employee dies while in the employ of the Company, or within the three or twelve month period following termination of his or her employment as described in clause (1) or (2) above, then his or her Option may be exercised at any time within twelve months following his or her death by the person specified in Section 4.1(d), but only to the extent that such Option was exercisable by him or her on the date of termination of employment. The last sentence shall apply to any outstanding Options which are ISOs to the extent permitted by Code Section 422, and such outstanding ISOs in excess thereof shall, immediately upon the occurrence of the event described in such sentence, be treated for all purposes of the Plan as NQSOs and shall be immediately exercisable as such as provided in such sentence. The Committee may, in its discretion, provide in any Option Agreement or determine at any time after the date of grant that the exercisability of an Option will be accelerated, in whole or in part, in the event of an Employee’s retirement, death or disability. Any cessation of employment, for purposes of ISOs only, shall include any leave of absence in excess of 90 days unless the optionee’s reemployment rights are guaranteed by law or by contract. The Committee may, in its discretion, extend the post-termination exercise periods set forth in this subsection, but not beyond the expiration date of the Option. Notwithstanding anything to the contrary in this subsection, an Option may not be exercised by anyone after the expiration of its term. Notwithstanding anything to the contrary in this subsection, an Option shall not terminate if the Employee to whom it is granted ceases to be employed by the Company but continues to serve as a Director of the Company or its successor, in which event the Option shall terminate if the Employee ceases to be a Director of the Company or its successor and the Employee may at any time within three months after ceasing to be a Director exercise his or her Option, but only to the extent that the Option was exercisable by him or her on the date on which he or she ceased to be a Director.
     4.2 [Deleted by amendment.]
     4.3 Other Terms and Conditions. Through the Option Agreements authorized under this Plan, the Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of Options, as it deems advisable.

ARTICLE V
STOCK APPRECIATION RIGHTS
     5.1 Grant of Stock Appreciation Rights. The Committee, in its discretion, may from time to time grant Stock Appreciation Rights to Employees under this Plan. Such Stock Appreciation Rights may, but need not, be granted in conjunction with an Option grant.
     5.2 Exercise. Stock Appreciation Rights shall entitle the holder, upon exercise thereof in whole or in part, to receive payment in the amount and form determined pursuant to subsection 5.3(b). The exercise of Stock Appreciation Rights shall result in a termination of the Stock Appreciation Rights with respect to the number of shares covered by the exercise and, if granted in conjunction with an Option, shall also result in a termination of the related Option with respect to the number of shares covered by the exercise.
     5.3 Terms and Conditions. Stock Appreciation Rights granted under this Plan to Employees shall be evidenced by SAR Agreements, which shall be in such form and contain such provisions, consistent with this Plan, as the Committee, in its sole discretion, shall determine at the time the Stock Appreciation Right is granted.
          (a) Stock Appreciation Rights shall not be exercisable during the first six months after their date of grant. Such rights shall not be transferable other than by will or by the laws of descent and distribution and shall be exercisable during the holder’s lifetime only by the holder.
          (b) Upon exercise of Stock Appreciation Rights the holder shall be entitled to receive therefor payment, in the sole discretion of the Committee, in the form of shares of Common Stock (rounded down to the next whole number so that no fractional shares are issued), cash or any combination thereof. The amount of such payment shall be equal in value to the difference between the Stock Appreciation Right exercise price per share and the Fair Market Value per share of the Common Stock on the date the Stock Appreciation Right is exercised, multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised.
          (c) Stock Appreciation Rights shall terminate in accordance with the provisions of Section 4.1(h) if the holder’s employment with the Company terminates.
     5.4 Effect on Related Stock Option. The number of shares of Common Stock with respect to which Stock Appreciation Rights are exercised (rather than the number of shares issued by the Company upon such exercise) shall be deemed for the purpose of Section 3.3 to have been issued under an Option granted pursuant to this Plan and shall not thereafter be available for the granting of further Benefits under this Plan.
     5.5 No Rights as a Stockholder. Holders of Stock Appreciation Rights hereunder shall have no rights as stockholders in respect thereof. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in subsection 4.1(e).

ARTICLE VI
RESTRICTED AND UNRESTRICTED STOCK
     6.1 Restricted Stock. The Committee, in its discretion, may from time to time award Restricted Stock to any Employee eligible to receive Benefits under this Plan. Each Employee who is awarded Restricted Stock shall receive a Restricted Stock Agreement from the Company in a form specified by the Committee and containing the terms and conditions, consistent with this Plan, as the Committee, in its sole discretion, shall determine at the time the award is made. Such conditions may include, but shall not be limited to, the deferral of a percentage of the Employee’s annual cash compensation, not including dividends paid on Restricted Stock, if any, to be applied toward the purchase of Restricted Stock upon such terms and conditions, including such discounts, as may be set forth in the Restricted Stock Agreement.
     Restricted Stock awarded to Employees may not be sold, transferred, pledged or otherwise encumbered during a Restriction Period commencing on the date of the award and ending at such later date or dates as the Committee may designate at the time of the award. The Employee shall have the entire beneficial ownership of the Restricted Stock awarded to him or her, including the right to receive dividends and the right to vote such Restricted Stock.
     If an Employee ceases to be employed by the Company prior to the expiration of the Restriction Period, then he or she shall forfeit all of his or her Restricted Stock with respect to which the Restriction Period has not yet expired; provided, however, that the Restricted Stock Agreements, in the discretion of the Committee and pursuant to such terms and conditions as it may impose, may provide: (1) that, if such Employee’s employment terminates for any reason other than conduct that in the judgment of the Committee involves dishonesty or action by the Employee that is detrimental to the best interests of the Company, then the Restricted Stock or any related compensation deferral or a portion thereof shall not be forfeited; (2) that, if such Employee’s employment terminates on account of total and permanent disability, then the Employee shall not forfeit his or her Restricted Stock or any related compensation deferral or a portion thereof; and (3) that, if such Employee dies while employed by the Company, then his or her Restricted Stock or any related compensation deferral or a portion thereof is not forfeited.
     Subject to Section 7.10, each Employee who is awarded Restricted Stock may, but need not, be issued a stock certificate in respect of such shares of Restricted Stock. Each certificate registered in the name of an Employee, if any, shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award as specifically set forth in the Restricted Stock Agreement.
     The Committee shall require that any stock certificate issued in the name of an Employee representing shares of Restricted Stock be held in the custody of the Company until the expiration of the Restriction Period applicable to such Restricted Stock and that, as a condition of such issuance of a certificate for Restricted Stock, the Employee shall have delivered a stock power, endorsed in blank, relating to the shares covered by such certificate. In no event shall the Restriction Period end prior to the payment by the Employee to the Company of the amount of any federal, state or local income or employment tax withholding that may be required with respect to the Restricted Stock.
     If any change is made in the Common Stock by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of shares, exchange of shares, change in corporate structure, or otherwise, then any shares received by an Employee with respect to Restricted Stock shall be subject to the same restrictions applicable to such Restricted Stock and the certificates representing such shares shall be deposited with the Company.
     6.2 Unrestricted Stock. The Committee, in its discretion, may from time to time award Unrestricted Stock to any Employee eligible to receive Benefits under this Plan. Each Employee who is awarded Unrestricted Stock shall receive an Unrestricted Stock Agreement from the Company in a form specified by the Committee and containing the terms and conditions of the award and such other matters, consistent with this Plan, as the Committee, in its sole discretion, shall determine at the time the award is made. Such conditions may include, but shall not be limited to, the deferral of a percentage of the Employee’s annual cash compensation, not including dividends paid on the Unrestricted Stock, if any, to be applied toward the purchase of Unrestricted Stock upon such terms and conditions, including such discounts, as may be set forth in the Unrestricted Stock Agreement. Upon the issuance of Unrestricted Stock to an Employee hereunder, the Employee shall have the entire beneficial ownership and all the rights and privileges of a stockholder with respect to the Unrestricted Stock awarded to him or her, including the right to receive dividends and the right to vote such Unrestricted Stock. Subject to Section 7.10 of this Plan, each Employee who is awarded Unrestricted Stock may, but need not, be issued a stock certificate in respect of such shares of Unrestricted Stock.
ARTICLE VII
MISCELLANEOUS
     7.1 Withholding Taxes. An Employee granted Options, Restricted Stock, Unrestricted Stock or Stock Appreciation Rights under this Plan shall be conclusively deemed to have authorized the Company to withhold from the salary, commissions or other compensation of such Employee funds in amounts or property (including Common Stock) in value equal to any federal, state and local income, employment or other withholding taxes applicable to the income recognized by such Employee and attributable to the Options, Option Shares, Restricted Stock, Unrestricted Stock or Stock Appreciation Rights as, when and to the extent, if any, required by law; provided, however, that, in lieu of the withholding of federal, state and local taxes as herein provided, the Company may require that the Employee (or other person exercising such Option or Stock Appreciation Rights or holding such Restricted Stock or Unrestricted Stock) pay the Company an amount equal to the federal, state and local withholding taxes on such income at the time such withholding is required or such other time as shall be satisfactory to the Company.
     7.2 Amendment, Suspension, Discontinuance or Termination of Plan. The Committee may at any time amend, discontinue or terminate the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement or any change in applicable law) or amend any Benefit previously granted, prospectively or retroactively (subject to Article III); provided, however, that, (i) unless otherwise required by law, the rights of an Employee with respect to Benefits granted prior to such amendment, discontinuance or termination may not be impaired without the consent of such Employee; (ii) except as otherwise provided in Section 4.1(c) hereof, the Committee shall not reduce the exercise price of Options previously awarded to any Employee, whether through amendment, cancellation and replacement grant, or any other means, without prior stockholder approval; and (iii) the Company will seek the approval of the Company’s stockholders for any amendment if such approval is necessary to comply with the Code, Federal or state securities laws or any other applicable laws or regulations, including the Marketplace Rules of the National Association of Securities Dealers, Inc. The ability to grant Benefits under this Plan terminated on March 26, 2006.
     7.3 Governing Law. This Plan shall be governed by, and construed in accordance with, the laws of the State of Maryland (without giving effect to principles of conflict of laws).
     7.4 Designation. This Plan may be referred to in other documents and instruments as the “Digene Corporation Omnibus Plan.”
     7.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any investigation, action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Benefit, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in or dismissal or other discontinuance of any such investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such investigation, action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that, within 60 days after institution of any such investigation, action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.
     7.6 Reservation of Shares. The Company shall at all times during the term of this Plan, and so long as any Benefit shall be outstanding, reserve and keep available (and will seek or obtain from any regulatory body having jurisdiction any requisite authority in order to issue) such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. Inability of the Company to obtain from any regulatory body of appropriate jurisdiction authority considered by the Company to be necessary or desirable to the lawful issuance of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Common Stock as to which such requisite authority shall not have been obtained.
     7.7 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options will be used for general corporate purposes.

     7.8 No Obligation to Exercise. The granting of a Benefit shall impose no obligation upon the holder to exercise or otherwise realize the value of that Benefit.
     7.9 Approval of Stockholders. No Benefit granted under this Plan shall be enforceable against the Company unless and until this Plan has been approved or ratified by the stockholders of the Company in the manner and to the extent required by the Exchange Act and the General Corporation Law of the State of Delaware.
     7.10 Uncertificated Shares. Each Employee who exercises an Option to acquire Common Stock or is awarded Restricted Stock or Unrestricted Stock may, but need not, be issued a stock certificate in respect of the Common Stock so acquired. A “book entry” (i.e., a computerized or manual entry) shall be made in the records of the Company to evidence the issuance of shares of Common Stock to an Employee where no certificate is issued in the name of the Employee. Such Company records, absent manifest error, shall be binding on Employees. In all instances where the date of issuance of shares may be deemed significant but no certificate is issued in accordance with this Section 7.10, the date of the book entry shall be the relevant date for such purposes.
     7.11 Forfeiture for Competition. If a participant in this Plan provides services to a competitor of the Company or any of its subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the participant while an Employee, then that participant’s rights to any Benefits hereunder shall automatically be forfeited, subject to a determination to the contrary by the Committee.
     7.12 Successors. This Plan shall be binding upon any and all successors of the Company.
     7.13 Employment Rights. Nothing in this Plan or in any Agreement shall confer on any Employee any right to continue in the employ of the Company or any of its subsidiaries or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate such person’s employment at any time. Nothing in this Plan or in any Agreement shall confer on any Non-Employee Director any right to continue to serve as a member of the Board, nor is there any implied agreement or understanding that such Non-Employee Director will be nominated for reelection to the Board.
     7.14 Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to grant options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.
     7.15 Tax Treatment and Characterization. Neither the Company nor any other person represents or warrants to any Plan participant (i) that any Option granted hereunder shall be considered an ISO for applicable tax purposes or (ii) that favorable or desirable tax treatment or characterization will be applicable in respect of any Benefit.

     7.16 Legend. The Committee may require each person exercising an Option to represent to and agree with the Company in writing that he or she is acquiring the Option Shares without a view to distribution thereof. In addition to any legend required by this Plan, the stock certificates representing such Option Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.
            All certificates for Option Shares shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
As amended by the Board at its July 30, 1998 meeting — Sections 1.1 and 1.3(h) revised to include subsidiaries of the Company.
As amended by the Board at its September 10, 1998 meeting — Last sentence of Section 4.1(d) amended to include exercise by a designated beneficiary and subsection (3) of Section 4.1(h) revised.
As amended and restated by the Board by unanimous written consent dated September 21, 2000 and approved by the stockholders at the Annual Meeting held on October 26, 2000 — Adding “Change of Control” definition to Section 1.3(d) and amending and restating Section 4.1(e) with provisions regarding the treatment of Options in the event of a Change of Control transaction.
As amended by the Board at its October 26, 2000 meeting – “Change of Control” definition clarified; and Section 4.2 (automatic grant to non-employee directors) deleted and moved to the Directors’ Plan.
As amended by the Board at its February 19, 2002 meeting – Sentence added to the end of Section 4.1(h), “Exercisability and Term of Options”, regarding termination of stock options if optionee continues as a Director.
As revised by the Committee at its meeting held July 26, 2006 to require stockholder approval of any reduction of the exercise price of outstanding Options, and to verify the termination of the right to grant Benefits under the Plan as of March 26, 2006.
As revised by the Board by unanimous written consent dated November 2, 2006, to delete the prior first paragraph of Section 4.1(e) and to add new Section 3.5 to require automatic anti-dilution adjustment in the event of a reorganization or recapitalization.